BlackRock FundsSM

BlackRock Short Obligations Fund

(the “Fund”)

Supplement dated August 6, 2018 to the Investor A Shares Prospectus of the Fund (the “Prospectus”)

Effective immediately, the following changes are made to the Prospectus of the Fund:

The following is added to the end of the section in the Fund’s Prospectus entitled “Account Information—Details About the Share Class—Investor A Shares”:

Right of Accumulation

Investors have a “right of accumulation” under which the current value of an investor’s existing Investor A and A1, Investor B, Investor C, C1, C2 and C3, Investor P, Institutional and Class K Shares in most mutual funds sponsored and advised by BlackRock or its affiliates (“BlackRock Funds”) and the investment in the BlackRock CollegeAdvantage 529 Program by the investor or by or on behalf of the investor’s spouse and children may be combined with the amount of the current purchase in determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge. Financial Intermediaries may value current holdings of their customers differently for purposes of determining whether an investor qualifies for a breakpoint and a reduced front-end sales charge, although customers of the same Financial Intermediary will be treated similarly. In order to use this right, the investor must alert BlackRock to the existence of any previously purchased shares.

Shareholders should retain this Supplement for future reference.

PRO-ROA-A-0818SUP